Trade and other receivables	12 Months Ended
Sep. 30, 2021
Trade and other receivables.
Trade and other receivables

13.    Trade and other receivables

	2021	2020	2019
	$	$	$
Current assets
Trade debtors	56,591	—	—
Other debtors	856,591	151,895	883,522
Prepayments and accrued income	2,379,128	128,695	13,903
Total	3,292,310	280,590	897,425

The directors consider that the carrying amount of financial assets recorded at amortised costs in the financial statements approximate their fair value.

The maximum exposure to credit risk at the reporting date is the carrying value of each class of receivable mentioned above.

	2021	2020	2019
	$	$	$
Non-current Assets
Prepayments	5,000,000	—	—

Total	5,000,000	—	—

Non-current prepayments comprise the payment of a non-refundable deposit towards the cost of the first satellite launch service, which is expected to be more than one year from the accounting reference date.